UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-KA

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 24, 2007
(Date of earliest event reported)

October 4, 2006 and April 4, 2007

____________________________

THE CHILDREN’S INTERNET, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

000-29611 (Commission File Number)		20-1290331 (IRS Employer Identification No.)
5000 Hopyard Road, SUITE 320 Pleasanton, CA 94588 (Address of Principal Executive Offices and zip code)

(925)737-0144 (Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of The Children’s Internet, Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Company could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 3, 2006, the Company received a one-line letter from its accountant Marc Lumer & Company that they had resigned as the Company’s accountants, effective immediately. A copy of this letter has been attached hereto as Exhibit 16.1. Based on that letter the Company issued the 8-K on October 4, 2006. The resignation was not the result of a disagreement between the company and its accountant.

On October 9, 2006, the Company received a second notice from its accountant Marc Lumer & Company informing the Company once again that it was resigning only this time it also demanded that the “Company file with the SEC a Report on Form 8-K that they were also withdrawing their opinions and that they “believe that the public should not rely on our opinions.” Attached please find a copy of the letter attached hereto as Exhibit 16.2. Based on the October 9, 2006 letter the Company issued the 8-KA on October 13, 2006. Without admitting or denying any of the allegations contained in the Complaint filed by the SEC and with no further comment on the actions of the Company’s accountant, the Company is fulfilling its statutory duty to put forth the information on this Form 8-KA. Pursuant to Reg S-B, Item 304, a copy of this Form 8-KA was sent to Marc Lumer & Company for their review and comment. On May 9, 2007 the Company received a letter from its former accountant approving the proposed Form 8-KA as accurate. A copy of said letter is attached hereto as Exhibit 16.3.

The accountant’s report on the financial statements for both of the past two fiscal years of 2004 and 2005 included the disclosure of uncertainty regarding the ability of the Company to continue as a going concern. However, the accountant’s report did not contain an adverse opinion or a disclaimer of opinion, nor was their opinion modified as to audit scope or accounting principles.

During the two most recent fiscal years of 2004 and 2005 and any subsequent interim period through the date of their resignation, there have not been any disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Company was not consulted by Marc Lumer & Company prior to their resignation nor prior to their withdrawal of opinions.

As was stated in the Company’s 8-K of October 30, 2006, the Company had replaced Marc Lumer & Company with the firm of De Joya Griffith & Company, LLC for the limited purposes of reviewing its financial statements for the period ending September 30, 2006, so that the Company could file its 10QSB. During the two most recent fiscal years preceding the engagement of De Joya Griffith & Company, LLC, the Company has not consulted with De Joya Griffith & Company, LLC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B. The firm was obtained by a referral from our outside counsel, Michael M. Kessler, Esq.

As was stated in the Company's 8-K of April 4, 2007, on March 29, 2007, The Children’s Internet, Inc., a Nevada corporation, entered into an Engagement Agreement with the accounting firm of Hunter, Flemmer, Renfro & Whitaker, LLP (the “Firm”) of Sacramento, California, whereby the Firm agreed to act as the Company's independent certified public accountants and to replace the Company’s previous accountant Marc Lumer & Company, who previously resigned on October 6, 2006. In addition the firm agreed to perform the audit of the financial statements for the year ended December 31, 2006, The Company had never consulted with the Firm during the last two years prior to entering into the current Agreement.

On May 14, 2007, The Children’s Internet, Inc., a Nevada corporation, entered into another Engagement Agreement with the accounting firm of Hunter, Flemmer, Renfro & Whitaker, LLP (the “Firm”) of Sacramento, California, which replaced the Engagement Agreement dated March 28, 2007 whereby the firm was to only perform the December 31, 2006 audit. In the May 14, 2007 Engagement Agreement the Firm agreed to act as the Company's independent certified public accountants and provide services to perform the audit of the financial statements for the year ended December 31, 2006 and December 31, 2005. The Company had never consulted with the Firm during the last two years prior to entering into the current Agreement.

A copy of the May 14, 2007 Engagement Agreement is attached hereto as Exhibit 16.4

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

1.
On October 9, 2006, the Company received a second notice from its accountant Marc Lumer & Company informing the Company once again that it was resigning only this time it also demanded that the “Company file with the SEC a Report on Form 8-K that it was also withdrawing its opinions and that they “believe that the public should not rely on our opinions.”

2.	The accountant’s reports referred to by its demand letter are the ones filed on: June 9, 2005 and April 18, 2006.

3.	No additional information was presented to the Company by its accountant.

4.	There were no discussions held by the Board or any Officer of the Company with its accountant prior to the accountant’s actions.

5.
The Company shall provide its previous accountant with a copy of this disclosure pursuant to paragraph (b) of Section 4.02 by the end of the business day that this disclosure is filed with the Securities and Exchange Commission.

6.	On May 9, 2007 the Company received a letter from its former accountant approving the proposed Form 8-KA as accurate and a copy of which is attached hereto as Exhibit 16.3.

Item 8.01 Other Matters:

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1  Accountant’s Letter of Resignation dated October 2, 2006

Exhibit 16.2  Accountant’s Letter of Resignation with Demand dated October 5, 2006

Exhibit 16.3  Accountant’s Letter of Approval of 8-KA dated May 9, 2007

Exhibit 16.4 Engagement Agreement with the firm of Hunter, Flemmer, Renfro & Whitaker, LLP dated May 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Children’s Internet, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Children’s Internet, Inc.

Date: May 24, 2007	By:	/s/ Sholeh Hamedani
Sholeh Hamedani, Chief Executive Officer